UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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CHISEN ELECTRIC CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Chisen Electric Corporation (the “Company”).  The Annual Meeting will be held at the Changxing International Hotel, No. 1 Taihu Rd., Changxing, Zhejiang Province, The People’s Republic of China on November 13, 2009 beginning at 10:00 a.m. local time.

The Annual Meeting of the Company is being held for the following purposes:

1.	To re-elect the following seven (7) persons to serve as the Company’s Directors:

Xu Kecheng	He Zhiwei	Yun Hon Man
Liu Chuanjie	Dong Quanfeng	Jiang Yanfu
Gong Xiaoyan

2.	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010; and

3.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors of the Company recommends a vote “for” the Director nominees and for each proposal listed above.

The Board of Directors of the Company has fixed the close of business on October 7, 2009 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 13, 2009:  The 2009 Proxy Statement, the Annual Report to Stockholders for the year ended March 31, 2009 and the Company’s Quarterly Report for the period ended June 30, 2009 are also available at http://www.shareholdermaterial.com/CIEC/.

The Company’s Annual Report to Stockholders for the year ended March 31, 2009 and the Company’s Quarterly Report for the period ended June 30, 2009 is enclosed with this notice.  The following proxy statement and enclosed proxy card is being sent to each stockholder of record as of the Record Date.  You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend but desire the proxy holders to vote your shares, please date and you’re your proxy card and return it in the enclosed package paid envelope.  The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend.  Please return the proxy card promptly to avoid the expense of additional proxy solicitation.  If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors.

FOR THE BOARD OF DIRECTORS

/s/ Xu Kecheng
Xu Kecheng
Chairman of the Board, Chief Executive Officer and President

October 21, 2009 Changxing, Zhejiang Province, China

CHISEN ELECTRIC CORPORATION
________________________

PROXY STATEMENT

For Annual Meeting to be Held on November 13, 2009 at 10:00am local time

_______________________

This Proxy Statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of Chisen Electric Corporation, a Nevada corporation (“Chisen Electric” or the “Company”), to be held at the Changxing International Hotel, No. 1 Taihu Rd., Changxing, Zhejiang Province, The People’s Republic of China on November 13, 2009, beginning at 10:00 a.m. local time, and at any postponements or adjournments thereof, for the purposes set forth herein.  This Proxy Statement, the enclosed proxy, a copy of Chisen Electric Corporation’s Annual Report to Stockholders for the fiscal year ended March 31, 2009 and a copy of Chisen Electric Corporation’s Quarterly Report for the period ended June 30, 2009 are first being mailed on or about October 22, 2009, to all stockholders entitled to vote.  Chisen Electric is making this proxy solicitation.

ABOUT THE MEETING

What is the Purpose of the Annual Meeting?

At Chisen Electric’s Annual Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this Proxy Statement, which relates to the election of directors and the ratification of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010.

Who is Entitled to Vote?

Only stockholders of record on the close of business on the Record Date (October 7, 2009), are entitled to receive notice of the Annual Meeting and to vote the shares of the Company’s common stock that they held on the Record Date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.  Each outstanding share of the Company’s common stock will be entitled to vote on each matter to be voted upon at the Annual Meeting.  The holders of common stock vote together as a single class.  See “Description of Securities” herein for additional information.

Description of Capital Stock	Number of Votes	Total Votes

Common Stock, par value $0.001 per share	One Vote Per Share	50,000,000

Who Can Attend the Annual Meeting?

All stockholders of record as of the Record Date (October 7, 2009), or their duly appointed proxies, may attend the Annual Meeting.  Seating, however, is limited.  Admission to the Annual Meeting will be on a first-come, first-serve basis.  Registration will begin at 8:30 a.m., and seating will begin at 8:45 a.m.  Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport.  Cameras, recording devices and other electronic devices, including cell phones will not be permitted at the Annual Meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check-in at the registration desk at the Annual Meeting.

What Constitutes a Quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to conduct its business.  As of the Record Date, the stockholders held a total of 50,000,000 votes.  As such, holders of at least 25,000,001 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.  If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies.  Stockholders may not cumulate their votes.

How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct.  If you are a registered stockholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting.  Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail.  You should follow the instructions you receive from your nominee to vote those shares.  If you are a stockholder who owns shares through a nominee and plan to attend the Annual Meeting, you should obtain a proxy form from the institution that holds their shares and bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance.  If you choose to vote by mail, simply mark your proxy card and then date, sign and return it in the postage-paid envelope provided.

What are Broker Non-Votes?

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and ratification of the appointment of the Company’s independent registered public accounting firm, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to the Company, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting.  You are encouraged to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the Annual Meeting.

What if I Do Not Specify How My Shares are to Be Voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board of Directors’ recommendations.

Can I Change My Vote After I Return My Proxy Card?

Yes.  Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Chisen Electric Corporation either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting of Directors will not by itself revoke a previously granted proxy.  The Company’s Secretary is located at the Company’s principal executive office is located at Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What Am I Voting On?

There are two (2) matters scheduled for a vote at the Annual Meeting:

(1)	The re-election of the Company’s current seven (7) directors to hold office until the 2010 annual meeting of stockholders (Item No. 1 on proxy card); and

(2)	To ratify the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010 (Item No. 2 on proxy card).

What Vote is Required to Approve Each Item?

Election of Directors.  The affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election at the meeting at which a quorum is present is required for the election of directors.  This means that the seven (7) nominees will be elected if they receive more affirmative votes than any other person.  A properly executed proxy marked “Withhold Authority For All Nominees” or “For All Except” with respect to the election of any or all directors, as the case may be, will not be voted with respect to such director(s) indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Registered Accounting Firm.  Approval of Mazars CPA Limited as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the meeting voting on the proposal at which a quorum is present.  A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

What are the Board of Directors’ Recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors.  The Board of Directors’ recommendation is set forth together with the description of such item in this proxy statement.  In summary, the Board of Directors recommends a vote:

●	For the election of the nominated slate of directors (see page 5);

●	For the ratification of the appointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010 (see page 6).

Who is Paying For This Proxy Solicitation?

We will pay for the entire cost of soliciting proxies which will aggregate approximately $5,000.00. In addition to these mailed proxy materials, our directors, officers and other employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and other employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth each person known by us to be the beneficial owner of five (5%) percent or more of the Company’s common stock, all Directors individually and all Directors and officers as a group as of September 21, 2009. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner(1)	Amount of Direct Ownership	Amount of Indirect Ownership		Total Beneficial Ownership		Percentage of Class(2)
Xu Kecheng, Chairman of the Board, Chief Executive Officer & President	0	32,900,000	(3)	32,900,000	(3)	65.8%
He Zhiwei, Chief Financial Officer and Director	0	0		0		0%
Fei Wenmei, Corporate Secretary	0	0		0		0%
Liu Chuanjie Treasurer and Director	0	0		0		0%
Zhu Zhongli, Vice-President of Sales	0	0		0		0%
Lou Shourong, Vice President	0	0		0		0%
Dong Quanfeng, Director	0	0		0		0%
Jiang Yanfu, Director	0	0		0		0%
Gong Xiaoyan, Director	0	0		0		0%
Yun Hon Man, Director	0	0		0		0%
ALL DIRECTORS AND OFFICERS AS A GROUP (10 PERSONS):	0	32,900,000		32,900,000		65.8%
Cheer Gold Development Limited Level 5 Development Bank of Samoa Building Beach Road, Apia, Samoa	32,900,000	0		32,900,000		65.8%

(1)	Unless otherwise noted, each beneficial owner has the same address as Chisen Electric Corporation.
(2)
Applicable percentage of ownership is based on 50,000,000 shares of our common stock outstanding as of September 21, 2009 (post 3-for-1 dividend distribution of the common stock on November 4, 2008), together with securities exercisable or convertible into shares of common stock within sixty (60) days of September 21, 2009 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Note that affiliates are subject to Rule 144 and Insider trading regulations - percentage computation is for form purposes only.

(3)
Xu Kecheng may be considered to beneficially own 32,900,000 shares by virtue of his 100% ownership in Wisejoin Group Limited, which owns and controls 100% of Cheer Gold, which directly beneficially owns 32,900,000 shares of the Company’s common stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES

General

The Company currently has seven (7) authorized members on its Board of Directors.  The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of Directors.  The nominees for election at the Annual Meeting to the Board of Directors are Xu Kecheng, He Zhiwei, Yun Hon Man, Liu Chuanjie, Dong Quanfeng, Jiang Yanfu and Gong Xiaoyan, all of whom currently serve on the Board of Directors and advised the Company of their willingness to serve as a member of the Company’s Board of Directors if elected.  You can find information about the nominees below under the Section herein entitled “Board of Directors and Executive Officers”.

If elected, the nominees will serve as Directors until the Company’s annual meeting of stockholders in 2010, or until their successors are elected and qualified.  If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees.  The affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election at the meeting at which a quorum is present is required for the election of directors.   For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
REAPPOINTMENT OF MAZARS CPA LIMITED

The Audit Committee has recommended the reappointment of Mazars CPA Limited as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010.  Mazars CPA Limited has served as the Company’s independent public accounting firm since January 14, 2009.  The Company dismissed its prior independent registered public accounting firm and engaged Mazars CPA effective January 14, 2009 in connection with the November 12, 2008 reverse-merger transaction, whereby the Company became the parent company of Fast More Limited, a Hong Kong investment holding company and Fast More Limited’s wholly-owned and chief operating subsidiary, Changxing Chisen Electric Co., Ltd. (also referred to herein as “CCEC”).

Representatives of Mazars CPA Limited are not expected to be at the Annual Meeting and respond to appropriate questions, however Mazars CPA Limited will have an opportunity to make a statement if a representative is present if they desire to do so.

The stockholders are being requested to ratify the reappointment of Mazars CPA Limited at the Annual Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosures

Effective as of January 14, 2009, the Board of Directors of the Company dismissed Pritchett, Siler & Hardy, P.C. (“PS&H”) as the independent registered public accounting firm of the Company in connection with the Company’s reverse merger on November 12, 2008.

PS&H’s report on the Company’s financial statements for the past two (2) fiscal years, as well as the subsequent interim period through January 14, 2009, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein PS&H expressed substantial doubt about the Company’s ability to continue as a going concern.

The dismissal of PS&H was approved by the Company’s Board of Directors effective as of January 14, 2009.

During the Company’s most recent two (2) fiscal years, as well as the subsequent interim period through January 14, 2009, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the Company’s most recent two (2) fiscal years, as well as the subsequent interim period through January 14, 2009, PS&H did not advise the Company of any of the matters identified in Item 304(a)(v)(A) - (D) of Regulation S-K.

PS&H furnished a letter addressed to the SEC stating that it agrees with the statements made by the Company above, a copy off which is attached as Exhibit 16.1 to the Company’s Annual Report for the year ended March 31, 2009.

Effective as of January 14, 2009, the Board of Directors of the Company approved the engagement of Mazars CPA Limited as its independent registered public accounting firm to audit the Company’s financial statements.  The Company did not consult Mazars CPA Limited on any matters described in Item 304(a)(2) of Regulation S-K during the Company’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Mazars CPA Limited.

Fees to Independent Registered Public Accounting Firms for Fiscal Years 2008 and 2009

The following is a summary of fees incurred for services rendered by Pritchett, Siler & Hardy, P.C. and Mazars CPA Limited for the years ended March 31, 2008 and 2009.

Audit Fees

During the year ended March 31, 2009, the fees for our current principal accountant, Mazars, were $120,000 for the audit of our consolidated financial statements included in this Proxy Statement and reviews of Form 10-K.

During the year ended March 31, 2009, the fees for our former principal accountant, PS&H, were $1,944 and $1,915 for quarterly reviews for the periods ended June 30, 2008 and September 30, 2008, respectively.

Audit-Related Fees

During the year ended March 31, 2009, our current principal accountant, Mazars CPA Limited, did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the year ended March 31, 2009, our current principal accountant, Mazars CPA Limited, did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

All Other Fees

During the year ended March 31, 2009, there were no fees billed for products and services provided by the current principal accountant, Mazars CPA Limited, other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. All of the services described above were approved in advance by the Board of Directors during the fiscal year ended March 31, 2009, which, at the time of such approval, performed all of the functions of an Audit Committee in light of the subsequent formal creation of the Company’s existing Audit Committee and adoption of the Audit Committee’s Charter in January 2009.

Vote Required

The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the meeting voting on the proposal at which a quorum is present is required to ratify the reappointment of Mazars CPA Limited as the Company’s independent registered public accounting firm.  For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our executive officers, our current Directors and our Director nominees who have been nominated for election as Directors at the Annual Meeting, the positions held by them and their ages as of September 21, 2009 are as follows:

Name	Age	Position(s)
Xu Kecheng	47	Chairman of the Board, Chief Executive Officer, President and Director Nominee
He Zhiwei	43	Chief Financial Officer, Director and Director Nominee
Fei Wenmei	47	Corporate Secretary
Zhu Zhongli	46	Vice-President of Sales
Lou Shourong	45	Vice-President of Manufacturing
Liu Chuanjie	32	Treasurer, Director and Director Nominee
Dong Quanfeng	45	Director and Director Nominee
Jiang Yanfu	66	Director and Director Nominee
Gong Xiaoyan	63	Director and Director Nominee
Yun Hon Man	41	Director and Director Nominee

Biographies

Xu Kecheng. Mr. Xu has served as President, Chief Executive Officer and a Director of the Company since the closing date of the reverse merger on November 12, 2008. Mr. Xu founded Chisen in 2003 and has served as CCEC’s President and Chairman of the Board since its inception. Besides successfully establishing and running CCEC, Mr. Xu also acquired Ai Ge Organism Products Co., Ltd., a biological & pharmaceutical company in China in November 2006 where he serves as Chairman of the Board and Executive Director. In 2002, he was involved in the formulation of coated tempered glass panel standards used for home gas kitchen ranges, which was put on the list of the National Building Materials Industry Standard. Mr. Xu graduated from Hangzhou University in 1997 with the major in economic management. In addition to serving as senior economist to the Company, Mr. Xu is a member of China Battery Industry Association, a member of Huzhou CPPCC, a member of the Standing Committee of Changxing People’s Congress and he has been honored with the title of “Integrity Entrepreneur” by the Changxing Government. Mr. Xu also finished a course of study at the class of advanced training at the Party School of the CPC Central Committee.

 He Zhiwei. Mr. He has served as the Director and Chief Financial Officer of the Company since the closing date of the reverse merger on November 12, 2008. From 1999 to 2001, Mr. He served as Strategic Commodity Manager of Worldwide Operations at Dell, Inc. From February 2001 to November 2006, Mr. He was responsible for capacity and service management of Capital One’s Technology Operations and Data Center Operations. In 2005, Mr. He became the Finance Manager at Capital One Global Financial Services, where he analyzed, reported and managed the financials and the annual operating budget of $130 million. In his tenure at Capital One Financial Corporation, Mr. He maintained a rigorous cost management discipline. From November 2006 to December 2007, Mr. He led the efforts at Circuit City Stores Inc. and BDA Inc. to develop private label branding strategies, consumer electronics products and video gaming accessories, where he minimized the dependency on non value-added brands. From December 2007 to November 2008, Mr. He played a leadership role at Amazon.com Inc. to maximize Amazon's segment share and profitability by developing and implementing the Private Label and Direct Import infrastructure and programs that had reinforced Amazon’s position as the global leader in online shopping for all products. Mr. He also helped rapidly expand and grow Amazon’s international retail business in Europe, Japan and China.

Fei Wenmei. Ms. Fei has served as Corporate Secretary of the Company since the closing date of the reverse merger on November 12, 2008. In March 2005, Ms. Fei joined CCEC as Chief Administrative Manager in charge of corporate brand building, intellectual property and project application. Ms. Fei currently serves CCEC as an assistant economist and clean production management controller. From March 1991 to February 2005, Ms. Fei served as Chief Administrative Manager of the Huaneng Changxing Power Plant Industry & Trading Company and prior to that she served as Chief of Staff at the Changxing Land Administration Bureau from March 1987 to February 1991. Ms. Fei has been engaged in administrative management for many years and has vast experience in corporate administrative management. Ms. Fei graduated from Zhejiang Radio and Television University with a degree in Chinese Language.

Zhu Zhongli.  Mr. Zhu has served as Vice-President of Sales of the Company since June 3, 2009.   Mr. Zhu replaces Xu Kecheng, who had temporarily replaced Wang Yajun effective March 3, 2009.   Mr. Zhu is in charge of overall sales and marketing management. Mr. Zhu previously served as the Assistant General Manager of CCEC since August 2006.  Prior to joining CCEC, Mr. Zhu served as the General Manager of Changxing Lida Wear-Resisting Material Co., Ltd., a manufacturing company in China, since March 1999.  Mr. Zhu has extensive experience in the local Chinese market and has achieved outstanding success in sales of storage batteries in China.

Lou Sourong. Mr. Lou has served as a Vice President of the Company since the closing date of the reverse merger on November 12, 2008. From October 2007 to present, Mr. Lou has served as a Deputy General Manager of CCEC, a manufacturing company in China. From April 2006 to September 2007, Mr. Lou served as Executive Deputy General Manager for Changxing Nuo Wan Te Ke Co., Ltd., a manufacturing company in China. Prior to that, Mr. Lou served as the factory director and marketing manager in Changxing Chisen Glass Co., Ltd., a manufacturing company in China from June 1996 to March 2006. Mr. Lou has extensive experience in materials supply, procurement and production plan management.

Liu Chuanjie. Mr. Liu has served as Treasurer of the Company since the closing date of the reverse merger on November 12, 2008 and has served as a Director of the Company since November 24, 2008. Mr. Liu also serves as Controller, Director of Finance and as a Director of CCEC since May 2004. Mr. Liu has expertise in accounting systems and national accounting policies, fund raising and investing. Prior to joining CCEC, Mr. Liu served as the head of the financial department of Changxing Chisen Xinguangyuan Co., Ltd., a manufacturing company in China, from October 2000 to April 2004. Mr. Liu is a graduate of the Institute of Jiaxing.

Dong Quanfeng. Professor Dong has served as a Director of the Company since November 24, 2008. Professor Dong has served as a Chemistry professor and doctorial tutor at the Department of Chemistry of Xiamen University since March 2006. Professor Dong concurrently acts as a visiting research fellow at the National Hi-Tech Green Material Development Center, is a Member of the Editorial Board of the industry magazine “Battery”, is a Member of the Chinese Institute of Electrics Chemical and Physical Power Committee, a Member of ISE, a Member of the American ECS and is the Vice Director of the Changxing Chisen Physical Chemistry Battery Research Center. Professor Dong is engaged in the research of new chemical electric power sources and related energy storage material and has finished several national and provincial-municipal scientific research projects. In 1997, Professor Dong won the provincial second prize of the Development of Science and Technology. In 1999, Professor Dong won the technology innovation prize of Hubei province. In 2004, Professor Dong won third prize of the Development of Science and Technology of Xiamen. In 2006, he won the title of “Technology Innovation Advanced Individual” by the National Information Industry. Professor Dong has issued over 80 papers in internationally significant academic journals and has applied for several patents. Prior to his employment as a full time professor at Xiamen University, Professor Dong served as an associate professor at Xiamen University since January 2003. Mr. Dong graduated from Wuhan University with a degree in Chemistry and performed postdoctoral research at Israel Technical Institute.

Jiang Yanfu. Professor Jiang has served as a Director of the Company since November 24, 2008. Professor Jiang has served as a professor and doctorial tutor of business administration at Tsinghua University since December 1993. Professor Jiang has served as Dean of the Entrepreneurial Research Center since April 2000 and has served as academic director-general and co-founder of Trinity Innovation since December 2003, a consulting company in China. Professor Jiang has expertise in entrepreneurial management, corporate governance and institutional economics. He has undertaken many important research programs such as the “Theoretical Study on Chinese Technology Innovation”. He served as a director of and as an advisor to many companies. Professor Jiang’s main research fields include risk investment and entrepreneurial management, corporate governance and cyber economy. The major courses he has instructed include Entrepreneurial Management, Technology and Institution Innovation, and Analysis ofInstitutional Economics.

Gong Xiaoyan. Ms. Gong has served as a Director of the Company since November 24, 2008. Ms. Gong currently serves as Chairman of Tianjin Bicycle Industrial Association, a non-governmental organization in China since June 2006. Prior to that, Ms. Gong served as Secretary-general of Tianjin Bicycle Industrial Association, a non-govermental organization in China since September 1998. She has won the titles “China Top-Hundred Female Entrepreneur”, “Most Influential Enterprises Leader of China” and “Tianjin Female Entrepreneur” issued by Tianjin Municipal Government.

Yun Hon Man. Mr. Yun has served as a Director of the Company since November 24, 2008. Mr. Yun has served and continues to serve as a Corporate Consultant with Smart Pine Investment Limited since September 2007, a consulting firm organized under the laws of Hong Kong. Mr. Yun also serves as a Director of CH Lighting International Corporation (OTCBB: CHHN) since July 28, 2008 and as Chief Operations Officer of China INSOnline Corp. (NASDAQ: CHIO) since January 2008. Prior to that, Mr. Yun served as Corporate Controller of Hi-Tech Wealth Inc. (n/k/a China Mobile Media Technology, Inc.)(OTCBB: CHMO) from January 2007 through August 2007. From January 2003 through December 2006, Mr Yun served as Corporate Controller of General Components, Inc. (n/k/a China Mobile Media Technology, Inc.)(OTCBB: CHMO). Mr. Yun is a chartered accountant having memberships with the institute of chartered accountants in England and Wales. He is also a Fellow Member of the Chartered Association of Certified Accountants. He is a member of the Hong Kong Institute of Certified Public Accountants, the Association of International Accountants, the Society of Registered Financial Planners, the Institute of Financial Accountants and the Institute of Crisis and Risk Management. Mr. Yun received his MBA at the University of Western Sydney in 2007.

CORPORATE GOVERNANCE AND BOARD MEMBERS

Code of Business Conduct and Ethics

The Company’s Board of Directors adopted a Code of Business Conduct and Ethics to help ensure compliance with legal requirements and our standards of business conduct.  The Code of Business Conduct and Ethics applies to directors, officers and employees of Chisen Electric Corporation.  A copy of our Code of Business Conduct and Ethics is attached as Exhibit 14.1 to our Current Report on Form 8-K as filed with the SEC on February 4, 2009 which is accessible at the SEC’s website at www.sec.gov.  The Code of Business Conduct and Ethics, and any amendments or waivers therefrom is also available in print, at no charge, to any stockholder who makes a written request to: Chief Financial Officer, Chisen Electric Corporation, Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China.

Director Independence

Our Board of Directors has determined that four (4) out of the seven (7) members of our Board of Directors are independent based on the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  The following directors are independent: Dong Quanfeng, Jiang Yanfu, Gong Xiaoyan and Yun Hon Man. The following directors are not independent: Xu Kecheng, He Zhiwei and Liu Chuanjie.

Family Relationships

There are no family relationships by and between or among the members of the Board or other executives. None of our directors and officers are directors or executive officers of any company that files reports with the SEC except as set forth in the Biographies section above.

Legal Proceedings Involving Officers and Directors

None of the members of the Board of Directors or other executives has been involved in any bankruptcy proceedings, criminal proceedings, any proceeding involving any possibility of enjoining or suspending members of our Board of Directors or other executives from engaging in any business, securities or banking activities, and have not been found to have violated, nor been accused of having violated, any federal or state securities or commodities laws.

Meetings of the Board of Directors

During the year ended March 31, 2009, the Company’s Board of Directors held one (1) meeting and each incumbent Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and those committees of the Board on which they served.

Committees of our Board of Directors

The Company’s Board of Directors established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee on January 15, 2009.  Prior to January 15, 2009, we did not have an Audit Committee, a Compensation Committee or a Corporate Governance and Nominating Committee.  Since January 15, 2009, the Audit Committee met two (2) times, the Compensation Committee met one (1) time and the Corporate Governance and Nominating Committee met one (1) time.  A brief description of each committee is set forth below.

●
Audit Committee – The purpose of the Audit Committee is to provide assistance to our Board of Directors in fulfilling their oversight responsibilities relating to our consolidated financial statements and financial reporting process and internal controls in consultation with our independent registered public accountants and internal auditors. The Audit Committee is also responsible for ensuring that the independent registered public accountants submit a formal written statement to us regarding relationships and services which may affect the auditor’s objectivity and independence.  The Board appointed Yun Hon Man, Gong Xiaoyan, Dong Quanfeng and Jiang Yanfu to serve as members of the Audit Committee, with Yun Hon Man serving as Chairman, commencing on January 15, 2009.  Our Audit Committee financial expert is Yun Hon Man, an independent director.  The Audit Committee Charter is posted on the SEC’s website at www.sec.gov as Exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the SEC on February 4, 2009.

●
Compensation Committee – The purpose of the Compensation Committee is to review and make recommendations to our Board of Directors regarding all forms of compensation to be provided to our executive officers and directors, including stock compensation and loans, and all bonus and stock compensation to all employees.  The Board appointed Jiang Yanfu, Dong Quanfeng, Yun Hon Man and Gong Xiaoyan to serve as members of the Compensation Committee, with Jiang Yanfu serving as Chairman, commencing on January 15, 2009.  The Compensation Committee Charter is posted on the SEC’s website at www.sec.gov as Exhibit 99.2 to the Company’s Current Report on Form 8-K as filed with the SEC on February 4, 2009.

●
Corporate Governance and Nominating Committee – The purpose of the Nominating Committee is to review the composition and evaluate the performance of the Board, recommend persons for election to the Board and evaluate director compensation.  The Nominating Committee is also responsible for reviewing the composition of committees of the Board and recommending persons to be members of such committees, and maintaining compliance of committee membership with applicable regulatory requirements.  We have not adopted procedures by which security holders may recommend nominees to our Board of Directors.  The Board appointed Gong Xiaoyan, Dong Quanfeng, Yun Hon Man and Jiang Yanfu to serve as members of the Corporate Governance and Nominating Committee, with Gong Xiaoyan serving as Chairman, commencing on January 15, 2009.  The Corporate Governance and Nominating Committee Charter is posted on the SEC’s website at www.sec.gov as Exhibit 99.3 to the Company’s Current Report on Form 8-K as filed with the SEC on February 4, 2009.

●	Strategy and Steering Committee – The Board appointed Xu Kecheng, He Zhiwei and Wang Chunyan to serve as members of the Strategy and Steering Committee, with Xu Kecheng serving as Chairman.

EXECUTIVE COMPENSATION

The following table sets forth compensation information for services rendered by our named executive officers and certain of our former principal executive officers in all capacities during the last 2 completed fiscal years (ended March 31, 2009 and March 31, 2008).  The following information includes the U.S. dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name And Principal Function (a)	Year (b)	Salary (US$) (c)	Bonus (US$) (d)	Stock Awards (US$) (e)	Option Awards (US$) (f)	Non- Equity Incentive Plan Compen- sation (US$) (g)	Non- qualified Deferred Compen- sation Earnings (US$) (h)	All Other Compensation (US$) (i)	Total (US$) (j)
Xu Kecheng, President &	2009	9,356	-0-	-0-	-0-	-0-	-0-	-0-	9,356
CEO (1)	2008	6,855	-0-	-0-	-0-	-0-	-0-	-0-	6,855

He Zhiwei, Chief Financial	2009	80,051	-0-	-0-	-0-	-0-	-0-	-0-	80,051
Officer (2)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Lou Shourong, Vice-	2009	8,257	-0-	-0-	-0-	-0-	-0-	-0-	8,257
President (3)	2008	6,273	-0-	-0-	-0-	-0-	-0-	-0-	6,273

Liu Chuanjie, Treasurer (4)	2009	7,900	-0-	-0-	-0-	-0-	-0-	-0-	7,900
	2008	6,405	-0-	-0-	-0-	-0-	-0-	-0-	6,405

Don Peay, Former Principal	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Executive Officer (5)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Mathew Evans, Former	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Principal Executive Officer (6)	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)
Xu Kecheng has served as the Company’s Chief Executive Officer and President effective as of the closing date of the reverse merger transaction on November 12, 2008.  Mr. Xu also served (and continues to serve) as President of CCEC during the fiscal years ended March 31, 2009 and 2008.  Mr. Xu’s compensation for 2008 reflects his services as President of CCEC and his compensation during the year ended March 31, 2009 reflects his services as CEO and President of the Company and President of CCEC, combined.

(2)	He Zhiwei has served as the Company’s Chief Financial Officer effective as of the closing date of the reverse merger transaction on November 12, 2008.

(3)
Lou Shourong has served as the Company’s Vice-President effective as of the closing date of the reverse merger transaction on November 12, 2008.  Mr. Lou also served (and continues to serve) as a Deputy General Manager of CCEC during the fiscal years ended March 31, 2009 and 2008.  Mr. Lou’s compensation for 2008 reflects his services as Deputy General Manger of CCEC and his compensation for the year ended March 31, 2009 reflects his services as Vice-President of the Company and Deputy General Manager of CCEC, combined.

(4)
Liu Chuanjie has served as the Company’s Treasurer effective as of the closing date of the reverse merger transaction on November 12, 2008.  Mr. Liu also served (and continues to serve) as Controller and Director of Finance of CCEC during the fiscal years ended March 31, 2009 and 2008.  Mr. Liu’s compensation for 2008 reflects his services as Controller and Director of Finance of CCEC and his compensation for the year ended March 31, 2009 reflects his services as Treasurer of the Company and Controller and Director of CCEC, combined.

(5)	Mr. Peay was the Sole Officer and Director of the Company from its inception through June 13, 2008.

(6)	Mr. Evans was the Sole Officer and Director of the Company from its inception through June 13, 2008.

As of March 31, 2009, the Company did not have any “Grants of Plan-Based Awards”, “Outstanding Equity Awards”, “Option Exercises and Stock Vested”, “Pension Benefits”, “Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans” or “Potential Payments Upon Termination or Change in Control” to report.

Furthermore, the Company does not have any bonuses, stock awards, option awards, non-executive incentive plan compensation or non-qualified deferred compensation earnings to report.

Executive Compensation – Narrative Disclosure

Mr. Evans, our sole officer immediately prior to the reverse merger transaction on November 12, 2008, did not receive any compensation for his services rendered to the Company and had not received such compensation in the past, and is not accruing any compensation pursuant to any agreement with the Company, however Mr. Evans was entitled to reimbursement for expenses incurred on the Company’s behalf.  Immediately prior to the reverse merger transaction on November 12, 2008, Mr. Evans owned 28,500,000 shares of the Company’s common stock (post November 4, 2008 3-for-1 dividend distribution of the Company’s common stock and prior to his cancellation of 18,658,200 shares of common stock on November 12, 2008) constituting 84.67% of the issued and outstanding common stock immediately prior to the reverse merger transaction on November 12, 2008.

Additional Narrative Disclosure

Employment Agreements

There are currently no employment agreements by and between the Company and its employees. CCEC has a labor contract with each employee as required by law in the PRC. The labor contract mainly includes working content, contract period, working time, payment and other terms. A form of such labor contract is referenced hereto as Exhibit 10.2.

Benefit Plans

The Company has no stock option, retirement, pension or profit-sharing programs for the benefit of its directors, officers or other employees; however our Board may recommend the adoption of one or more such programs in the future.

In accordance with Chinese law, CCEC offers a welfare program pursuant to which it pays pension, accident, medical, birth, job and house allowance payments for all contract employees of CCEC.

DIRECTOR COMPENSATION

The Company did not provide any compensation to Mr. Evans for his services as sole Director during the fiscal year ended March 31, 2008 and did not provide any compensation to its Directors during the fiscal year ended March 31, 2009. The Company may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to Directors in the future.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law authorizes, and our Bylaws and Articles of Incorporation provide for, indemnification of our directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons pursuant to the foregoing, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires a company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all reports under Section 16(a) required to be filed by its officers and directors and greater than ten percent (10%) beneficial owners were timely filed as of the date of this filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Prior To Reverse Merger on November 12, 2008

At March 31, 2007, an accounts payable - related party transaction consisted of a $1,000 balance due to a former president and majority stockholder of the Company for the purchase of inventory.  The payable was non-interest bearing and was paid during the fiscal year ended March 31, 2008.

In October 2006, a former president and majority stockholder of the Company loaned to the Company $2,000 in the form of a promissory note payable on demand.  The note was unsecured and bore interest at 8% per annum.  Accrued interest expense on the note at March 31, 2007 was $79.  Interest expense incurred on the note was $3 and $79 for the years ended March 31, 2008 and 2007.  The note and all accrued interest were repaid during the year ended March 31, 2008.

Reverse Merger/Exchange Agreement (Change of Control)

On November 12, 2008, the Company acquired all of the issued and outstanding capital stock of Fast More Limited, a Hong Kong investment holding company (“Fast More”) from the stockholders of Fast More (Cheer Gold Development Limited and Floster Investment Limited, both companies organized under the laws of Samoa) in exchange for the issuance of an aggregate Thirty-Five Million (35,000,000) newly-issued shares of common stock of the Company to Cheer Gold and Floster (32,900,000 and 2,100,000 shares, respectively) pursuant to the terms of an Exchange Agreement (the “Exchange”). As a result of the Exchange, Cheer Gold and Floster collectively beneficially own seventy percent (70%) of the voting capital stock of the Company (65.8% and 4.2% owned by Cheer Gold and Floster, respectively).

CCEC Related Party Transactions

Each of the following related party transactions represent unsecured advances which are interest-free and repayable on demand:

Prior to March 31, 2008, CCEC loaned to Zhejiang Changxing Ruilang Electronic Company Limited, a company which is controlled by a close family member of Mr. Xu Kecheng (“Ruilang Electronic”), approximately US$897,000 to help Ruiland Electronic settle liquidity shortages in order to develop a business relationship with Ruiland Electronic.  This amount was repaid in full in April 2008.  In turn, as of March 31, 2009, Ruilang Electronic has provided guarantees of approximately US$2,483,000 against certain short-term bank loans to CCEC by China Construction Bank Corporation (Changxing Branch) which is collateralized by land use rights owned by Ruilang Electronic.

Prior to March 31, 2008, CCEC loaned to Zhejiang Chisen Glass Company Limited, a company which is controlled by a close family member of Mr. Xu Kecheng (“Chisen Glass”), approximately US$178,000 to help Chisen Glass settle liquidity shortages in order to build a business relationship with Chisen Glass.  In turn, as of March 31, 2009, Chisen Glass has provided guarantees of approximately US$4,821,000  against certain short-term bank loans made to CCEC by China Construction Bank Corporation (Changxing Branch)  and Changxing Rural Cooperative Bank.  Additionally, in April 2008, CCEC purchased a motor vehicle from Chisen Glass valued at approximately US$160,000. In May 2008, CCEC again loaned to Chisen Glass US$260,000 in order to help settle liquidity shortages.  As of March 31, 2009, the amount currently outstanding was approximately US$278,000.

As of March 31, 2009, CCEC owed approximately US$195,000 to Ms. Zhou Fang Qin, the spouse of Mr. Xu Kecheng, in connection with an arrangement whereby two of CCEC’s major bank accounts are held under her name. For those customers of CCEC who choose to make settlements with CCEC through the remittance of funds, such funds are transferred to these bank accounts. Ms. Zhou will then transfer such funds to the Company’s own bank accounts. The purpose of such arrangement is to shorten the processing time of the remittance of funds for the sole benefit of the Company and no bank service fees are charged to either party under such arrangement.

As of March 31, 2008, CCEC borrowed approximately US$5,127,000 from Mr. Xu Kecheng for the purpose of settling CCEC’s liquidity shortages. The full amount was repaid in August 2008, October 2008, November 2008, December 2008 and January 2009 (in succession) and therefore as of March 31, 2009, the balance was US$0.

As of March 31, 2008, CCEC borrowed approximately US$912,000 from Changxing Chisen Xinguangyuan Co., Ltd., a company which is controlled by a close family member of Mr. Xu Kecheng (“Xinguangyuan”), for the purpose of settling CCEC’s liquidity shortages. The full amount was repaid as of April 2008.

As of March 31, 2008, CCEC had borrowed approximately US$163,000 from Changxing Nuo Wan Te Ke Co., Ltd., a company which is controlled by a close family member of Mr. Xu Kecheng, for the purpose of purchasing certain raw materials (glass products).  The full amount was repaid in June 2008.

As of March 31, 2008 and 2009, CCEC borrowed US$586,000(equivalent to RMB 4,118,000) from Zhejiang Ai Ge Organism Products Company Limited, a company which is controlled by Mr. Xu Kecheng (“Ai Ge Organism”) to help CCEC settle liquidity shortages.   As of March 31, 2009, the balance was US$602,000.  No settlement was made by CCEC during the year ended March 31, 2009.   The difference in amount between March 31, 2008 and March 31, 2009 is mainly attributable to the effect of the fluctuations in exchange.

As of March 31, 2009, Chisen Glass, Mr. Xu Kecheng and Ms. Zhou Fang Qin provided guarantees, in the aggregate, amounting to US$3,652,000 to secure certain notes payable of CCEC.

As of March 31, 2009, Xinguangyuan and Mr. Xu Kecheng provided guarantees, in the aggregate, of approximately US$8,765,000 and US$4,382,000, respectively, to secure certain short-term bank loans and notes payable of the CCEC.

Policies and Procedures for Related-Party Transactions

The Company did not have any policies or procedures for related party transactions for the fiscal year ended March 31, 2009.

Promoters and Certain Control Persons

None.

DESCRIPTION OF SECURITIES

As of September 21, 2009, the Company’s authorized capital stock currently consists of One Hundred Million (100,000,000) shares of common stock, par value $0.001 per share, of which there are Fifty Million (50,000,000) issued and outstanding shares of common stock and Ten Million (10,000,000) shares preferred stock, par value $0.001 per share, of which there are zero (0) shares issued or outstanding. The following statements set forth the material terms of our capital stock; however, reference is made to the more detailed provisions of, and these statements are qualified in their entirety by reference to, the Company’s Articles of Incorporation and Bylaws and the provisions of Nevada General Corporation Law. There are no provisions in the Company’s Articles of Incorporation or Bylaws that would delay, defer or prevent a change in our control.

Common Stock

As of the date of this Proxy Statement, the Company had 50,000,000 shares of its common stock outstanding. Except as otherwise required by applicable law and subject to the preferential rights of the any outstanding preferred stock, all voting rights are vested in and exercised by the holders of common stock with each share of common stock being entitled to one (1) vote. In the event of liquidation, holders of common stock are entitled to share ratably in the distribution of assets remaining after payment of liabilities, if any. Holders of the Company’s common stock have no cumulative voting rights. Holders of the Company’s common stock have no preemptive or other rights to subscribe for shares. Holders of the Company’s common stock are entitled to such dividends as may be declared by the Board of Directors out of funds legally available therefor.

Blank Check Preferred Stock

The Company’s Board is empowered, without further action by stockholders, to issue from time to time one or more series of preferred stock, with such designations, rights, preferences and limitations as the Board may determine by resolution. The rights, preferences and limitations of separate series of preferred stock may differ with respect to such matters among such series as may be determined by the Board, including, without limitation, the rate of dividends, method and nature of payment of dividends, terms of redemption, amounts payable on liquidation, sinking fund provisions (if any), conversion rights (if any) and voting rights. Certain issuances of preferred stock may have the effect of delaying or preventing a change in control of our company that some stockholders may believe is not in their interest.

Penny Stock Rules

The Company’s common stock is subject to the penny stock rules which impose significant restrictions on the Broker-Dealers and may affect the resale of our stock. A penny stock is generally a stock that:

●	is not listed on a national securities exchange or NASDAQ,

●	is listed in "pink sheets" or on the OTC,

●	has a price per share of less than $5.00, and

●	is issued by a company with net tangible assets less than $5,000,000.

The penny stock trading rules impose additional duties and responsibilities upon broker-dealers and salespersons effecting purchase and sale transactions in common stock and other equity securities, including:

●	determination of the purchaser's investment suitability,

●	delivery of certain information and disclosures to the purchaser and

●	receipt of a specific purchase agreement from the purchaser prior to effecting the purchase transaction.

Many broker-dealers will not effect transactions in penny stocks, except on an unsolicited basis, in order to avoid compliance with the penny stock trading rules. In the event our common stock becomes subject to the penny stock trading rules, such rules may materially limit or restrict the ability to resell our common stock and the liquidity typically associated with other publicly traded equity securities may not exist.

Warrants

There are no outstanding warrants to purchase our securities.

 Options

There are no options to purchase our securities outstanding. We may in the future establish an incentive stock option plan for our directors, employees and consultants.

Transfer Agent

Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, Utah 84117, telephone (801) 272-9294, facsimile (801) 277-3147, currently acts as the Company’s transfer agent and registrar.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY’S COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

 Market for Common Equity

Our common stock formerly traded on the OTCBB under the symbol “WTRY” from October 15, 2007 to February 2, 2009 and has traded (and continues to trade) under the symbol “CIEC” since February 2, 2009. There has been an extremely limited public market for our common stock.  As of the date hereof, 50,000,000 shares of common stock were issued and outstanding.

When the trading price of our common stock is below US$5.00 per share, our common stock is considered to be a “penny stock” that is subject to rules promulgated by the SEC (Rule 15-1 through 15g-9) under the Exchange Act. These rules impose significant requirements on brokers under these circumstances, including: (a) delivering to customers the SEC’s standardized risk disclosure document; (b) providing customers with current bid and ask prices; (c) disclosing to customers the brokers-dealer’s and sales representatives compensation; and (d) providing to customers monthly account statements.

The following table sets forth on a per share basis for the periods shown, the high and low closing bid prices of our common stock. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Closing Bid Prices	High (US$)	Low (US$)
Calendar Year Ending December 31, 2009

3rd Quarter	4.15	1.50

2nd Quarter	4.00	1.50

1st Quarter	1.70	0.93

Calendar Year Ended December 31, 2008

4th Quarter	3.30	1.05

4th Quarter (prior to 3 for 1 split)	0.10	0.10

3rd Quarter:	0.10	0.10

2nd Quarter:	0.10	0.10

1st Quarter:	0.10	0.10

Calendar Year Ended December 31, 2007

4th Quarter:	NONE	NONE

3rd Quarter:	NONE	NONE

2nd Quarter:	NONE	NONE

1st Quarter:	NONE	NONE

The high and low bid quotations for the common stock as of September 30, 2009 were $4.15 and $0.10, respectively.  The market quotations represent prices between dealers, do not include retail markup, markdown, or commissions and may not represent actual transactions.

Dividends

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of the Board. We presently intend to retain all earnings, if any, for use in our business operations and accordingly, the Board does not anticipate declaring any cash dividends for the foreseeable future. We have not paid any cash dividends on our common stock.

Holders of Common Equity

As of the date of this Proxy Statement, we have issued Fifty Million (50,000,000) shares of our common stock to 8 holders of record.

The Company believes that it has more stockholders since many of its shares are held in "street" name. See also the “Security Ownership of Certain Beneficial Owners and Management” above for a table setting forth (a) each person known by us to be the beneficial owner of five percent (5%) or more of our common stock and (b) all directors and officers individually and all directors and officers as a group as of the date of this Proxy Statement, after giving effect to the reverse merger which occurred November 12, 2008. The reverse merger occurred simultaneously with the cancellation of 18,658,200 shares of common stock held by Mr. Mathew Evans, World Trophy’s sole officer and director and World Trophy’s majority stockholder immediately prior to the reverse merger.

Securities Authorized for Issuance under Equity Compensation Plans

As of the date of this Proxy Statement, we have no compensation plans (including individual compensation arrangements) under which the Registrant’s equity securities are authorized for issuance.

Performance Graph

Not required for a “smaller reporting company”.

Annual Report

An Annual Report on Form 10-K as filed with the SEC for the year ending March 31, 2009, containing financial and other information about the Company, is being mailed to all stockholders of record as of the Record Date, at the Company’s cost.

Quarterly Report

A Quarterly Report on Form 10-Q as filed for the quarter ended June 30, 2009, containing financial and other information about the Company is being mailed to all stockholders of record as of the Record Date, at the Company’s cost.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2010 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 24, 2010 (120 days prior to the mailing of the proxy statement and related materials on October 22, 2010). If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to Chisen Electric Corporation, Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China, Attention: Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

 Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Chisen Electric Corporation, Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China, by telephone at (011) 0572-6267666 specifying whether the communication is directed to the entire board or to a particular Director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the board or a Committee.

OTHER BUSINESS

 The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Xu Kecheng
President, Chief Executive Officer and
Chairman of the Board of Directors

Dated: October 21, 2009
Changxing, Zhejiang Province, China

APPENDIX A

ANNUAL MEETING OF STOCKHOLDERS OF

CHISEN ELECTRIC CORPORATION

NOVEMBER 13, 2009

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND PROPOSAL 3.  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Election of Directors	FOR ALL THE NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)	NOMINEE:

		☐	☐	☐	☐	Xu Kecheng
					☐	He Zhiwei
					☐	Liu Chuanjie
					☐	Dong Quanfeng
					☐	Jiang Yanfu
					☐	Gong Xiaoyan
					☐	Yun Hon Man

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee(s) you wish to withhold, as shown here: ☒

2.	Approve the reappointment of Mazars CPA Limited, as the Company’s independent registered public accounting firm for the year ending March 31, 2010.

		FOR	AGAINST		ABSTAIN
		☐	☐		☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	Please check here if you plan to attend the meeting.	☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CHISEN ELECTRIC CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 13, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Chisen Electric Corporation, a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 22, 2009, and hereby appoints Xu Kecheng, our President, Chief Executive Officer and Chairman of the Board, and He Zhiwei, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Chisen Electric Corporation to be held on November 13, 2009, at 10:00 am, local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

 THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)